LIQUIDITY (Details Narrative) $ in Thousands	9 Months Ended
Dec. 31, 2021 USD ($)
Liquidity
Cash	$ 25,600
Cash on hand	$ 25,100
Offering and through that process description	During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions).